UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Envirotech Vehicles, Inc.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENVIROTECH VEHICLES, INC.

7510 Ardmore Street

Houston, TX 77054

November 17, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting") of Envirotech Vehicles, Inc. (“EVT”) to be held virtually, via a live webcast, on December 30, 2025, at 9:00 a.m., Pacific Time. You will not be able to attend the Annual Meeting in-person. The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon at the Annual Meeting.

In accordance with the U.S. Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on November 13, 2025, a Notice of Internet Availability of Proxy Materials. This notice contains instructions regarding how to access our Proxy Statement for the Annual Meeting and our Annual Report on Form 10-K for the year ended December 31, 2024, as well as how to vote via proxy either by telephone or online. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

Your vote is important to us. We encourage you to access the proxy materials online and cast your vote using the instructions provided so that your shares are represented at the Annual Meeting.

Thank you for your continued support of EVT.

Sincerely,

/s/ Phillip W. Oldridge
Phillip W. Oldridge Chief Executive Officer and Chairman of the Board Envirotech Vehicles, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., Pacific Time, on December 30, 2025

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVT,” the “Company”, “we”, "us" or "our"), will be held virtually, via live webcast, on December 30, 2025, at 9:00 a.m., Pacific Time. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM.

The Annual Meeting will be held for the following purposes:

1.

to elect the Class II director named in this Proxy Statement for a three-year term expiring in 2028 and until his successor has been duly elected and qualified or until his earlier resignation, removal or death;

2.	to ratify the appointment of Barton CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	to approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers in fiscal year 2024;

4.

to approve an amendment to the Envirotech Vehicles, Inc. 2017 Equity Incentive Plan (the “2017 Plan”) to, among other things, increase the number of shares of the Company’s common stock, par value $0.00001 per share (our “common stock”), that may be issued under the 2017 Plan by 890,000 shares; and

5.	to consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

The proposals referred to above are more fully described in our Proxy Statement. We have elected to avail ourselves of the U.S. Securities and Exchange Commission (the “SEC”) rules that allow companies to furnish their proxy materials via the Internet. As a result, our Proxy Statement has been made available on the Internet and we have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 15, 2025 (the “2024 Annual Report”). The Notice also contains instructions on how to request paper copies of our Proxy Statement and 2024 Annual Report.

Your vote is important. You are entitled to vote only if you were a stockholder at the close of business on November 13, 2025, the record date for the Annual Meeting. We hope that you will attend the Annual Meeting via live webcast. Whether or not you plan to attend the Annual Meeting, please vote by proxy as soon as possible over the Internet or by telephone as instructed in the Notice or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. If you are a holder of record of our common stock, you may also cast your vote virtually at the Annual Meeting. If your shares are held in “street name” (that is, held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee as to how to vote your shares.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 30, 2025, at 9:00 a.m., Pacific Time: This Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement are available at https://www.iproxydirect.com/EVTV.

BY ORDER OF THE BOARD OF DIRECTORS:

Dated: November 17, 2025	/s/ Phillip W. Oldridge
Phillip W. Oldridge Chief Executive Officer and Chairman of the Board Envirotech Vehicles, Inc.

ENVIROTECH VEHICLES, INC.

7510 Ardmore Street

Houston, TX 77054

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

To be held at 9:00 a.m., Pacific Time, on December 30, 2025

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Envirotech Vehicles, Inc., a Delaware corporation (“EVT,” the “Company,” “we,” "us," or "our"), for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually, via live webcast, on December 30, 2025, at 9:00 a.m., Pacific Time, or at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. You will not be able to attend the Annual Meeting in-person. We have elected to avail ourselves of the U.S. Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials via the Internet. As a result, this Proxy Statement has been made available on the Internet and we have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on April 15, 2025 (the “2024 Annual Report”). The Notice also contains instructions on how to request paper copies of this Proxy Statement and the 2024 Annual Report.

GENERAL INFORMATION

Why am I receiving these materials?

You have received the Notice or, if you received paper copies of the proxy materials by mail, this Proxy Statement because you held shares of our common stock, par value $0.00001 per share (“common stock”), as of the close of business on November 13, 2025 (the “Record Date”), and are entitled to vote at the Annual Meeting. Our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting.

You are invited to attend the Annual Meeting virtually to vote on the proposals described in this Proxy Statement. However, you do not need to virtually attend the Annual Meeting to vote your shares of our common stock. Instead, you may vote your shares using one of the other voting methods described in the Notice or this Proxy Statement. Regardless of whether you expect to attend the Annual Meeting, please vote your shares as soon as possible in order to ensure your shares are represented at the Annual Meeting.

The Notice, which directs stockholders to a website where they can access this Proxy Statement and 2024 Annual Report, will be made available to our stockholders beginning on or about November 17, 2025. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Who can attend the Annual Meeting?

Any person who was a stockholder or a beneficial owner as of the close of business on the Record Date may attend the Annual Meeting. If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and vote upon the proposals and other matters described in this Proxy Statement and any other matters that properly come before the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held virtually, via live webcast, on December 30, 2025, at 9:00 a.m., Pacific Time. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM. Prior to the Annual Meeting, you will be able to vote at https://www.iproxydirect.com/EVTV. As part of the registration process, you must enter the 8-digit control and request ID numbers shown in the Notice or on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

Why is the Annual Meeting being held virtually?

The Annual Meeting is being held in a virtual-only format. This is often referred to as a “virtual Annual Meeting.” The webcast will allow all stockholders to attend and participate in the Annual Meeting, regardless of their physical location. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. As with an in-person meeting, you will be able to vote and ask questions during the Annual Meeting.

How can I participate in the Annual Meeting?

All holders of our common stock as of the close of business on the Record Date and persons holding valid legal proxies from such stockholders are invited to attend the Annual Meeting. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM. Prior to the Annual Meeting, you will be able to vote at https://www.iproxydirect.com/EVTV.  As part of the registration process, you must enter the 8-digit control and request ID numbers shown in the Notice or on your proxy card or the voting instructions that accompanied your proxy materials. Upon completing your registration, you will receive further instructions informing you how to access the Annual Meeting and how to vote and submit questions during the Annual Meeting.

The Annual Meeting is scheduled to begin at 9:00 a.m., Pacific Time, on December 30, 2025. The webcast will open 15 minutes before the start of the Annual Meeting. We encourage you to access the webcast prior to the scheduled start time to ensure you are logged in when the Annual Meeting begins.

How can I ask questions during the virtual Annual Meeting?

This year's Annual Meeting will be a completely “virtual meeting” of stockholders. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM. Stockholder questions may be submitted in the field provided in the web portal during the Annual Meeting for consideration. The Annual Meeting will be governed by our Rules Conduct and Procedures, which will be available in the web portal during the Annual Meeting.

Will I be able to vote my shares during the virtual Annual Meeting?

All holders of our common stock as of the close of business on the Record Date may vote their shares electronically during the Annual Meeting by visiting the virtual meeting site at HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM and following the related instructions. As part of the registration process, you will need to enter the 8-digit control and request ID numbers shown in the Notice, or on your proxy card or the voting instructions that accompanied your proxy materials, and to follow the related instructions. Whether or not you plan to attend the virtual Annual Meeting, you are encouraged to vote your shares prior to the start of the Annual Meeting at https://www.iproxydirect.com/EVTV.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting website?

We will have technicians ready to assist you with technical difficulties that you may have when accessing the webcast for the Annual Meeting. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

What is a “proxy”?

The term “proxy,” when used with respect to a stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without attending the virtual Annual Meeting. Our Board is asking for your proxy with respect to the Annual Meeting. This means that you authorize persons selected by the Board and named in the accompanying proxy card (the “Proxy Holders”) to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received before the vote at the Annual Meeting will be voted by the Proxy Holders in accordance with the stockholder’s specific voting instructions.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on the following proposals (the “Proposals”) at the Annual Meeting:

1.

to elect the Class II director named in this Proxy Statement for a three-year term expiring in 2028 and until his successor has been duly elected and qualified or until his earlier resignation, removal or death (“Proposal 1”);

2.	to ratify the appointment of Barton CPA, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”);

3.	to approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers in fiscal year 2024 (the “Say-on-Pay Vote”) (“Proposal 3”);

4.

to approve an amendment to the Envirotech Vehicles, Inc. 2017 Equity Incentive Plan (the “2017 Plan”) to, among other things, increase the number of shares of our common stock that may be issued under the 2017 Plan by 890,000 shares (“Proposal 4”); and

5.	to consider and act upon other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

If any other matter is properly brought before the Annual Meeting, your executed proxy would authorize the Proxy Holders to vote on such matters in the Proxy Holders’ discretion.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares of our common stock that you held on that date at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

What does it mean to be a “stockholder of record”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, then you are a “stockholder of record.” As a “stockholder of record,” you may vote at the virtual Annual Meeting or vote in advance of the Annual Meeting by proxy. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote your shares using one of the voting methods described in the Notice or this Proxy Statement.

What does it mean to be a “beneficial owner” of shares held in “street name”?

If, at 5:00 p.m., Eastern Time, on the Record Date, your shares of our common stock were held in an account at a broker, bank, or other financial institution (we refer to each of those organizations as a “broker”), then you are the “beneficial owner” of shares held in “street name,” and these proxy materials are being made available to you by that broker. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. You have the right to direct your broker on how to vote the shares in your account by following the instructions printed on the voting instruction form received from the broker holding such shares.

How many votes do I have?

On each matter to be voted upon, you will have one vote for each share of our common stock that you owned on the Record Date. For a description of the vote required to approve the Proposals, please see “What vote is required to approve the Proposals” below.

How many votes can be cast by all stockholders?

We had 4,829,515 outstanding shares of our common stock on the Record Date, and each of those shares of our common stock is entitled to one vote. Stockholders are not entitled to cumulative voting rights.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of the holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum. Thus, holders representing at least 2,414,758 votes must be represented in person or by proxy at the virtual Annual Meeting to have a quorum. We count proxies marked “abstain” as to a particular Proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business. Under Delaware law, abstentions are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

How do I vote my shares?

Stockholders of record and beneficial owners at the close of business on the Record Date can vote in advance of the Annual Meeting by mail, telephone or Internet, or at the Annual Meeting by visiting the virtual meeting site at HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM, each of which method is further described below. Whether or not you plan to attend the virtual Annual Meeting, we strongly encourage you to vote your shares in advance of the Annual Meeting by telephone, Internet or, if you received paper copies of the proxy materials, by mail.

•

Voting by Internet. Prior to the Annual Meeting, you may use the Internet by visiting https://www.iproxydirect.com/EVTV and following the instructions on your Notice or proxy card to vote your proxy 24 hours a day, 7 days a week. During the Annual Meeting, you may use the Internet by visiting HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM to vote.

•	Voting by Telephone. You may vote by proxy by calling 1-866-752-8683 and following the instructions on your Notice or proxy card 24 hours a day, 7 days a week.

•

Voting by Mail (if you received paper copies of the proxy materials). To vote by mail, please mark, sign, and date your proxy card and return it to us as soon as possible to 1110 Centre Point Curve, STE 101, Mendoza Heights, MN 55120. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxy card. If you vote by Internet or telephone as described above, you do not need to mail your proxy card to us.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, you are strongly encouraged to vote your shares prior to the start of the Annual Meeting by one of the methods described above. If you vote electronically at the Annual Meeting, you will revoke any prior proxy you may have submitted. If you vote in advance of the Annual Meeting, you will not need to vote at the Annual Meeting unless you wish to revoke your proxy and change your previous vote.

Can I revoke a previously delivered proxy or change my vote after I deliver my proxy?

Yes, you may revoke a previously delivered proxy by delivering another properly completed proxy with a later date (including via telephone or Internet), or by delivering written notice of revocation of your proxy to the attention of our President at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054, in each case before the exercise of the previously delivered proxy at the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting electronically by following the instructions available on the virtual Annual Meeting web portal, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting HTTPS://EDGE.MEDIASERVER.COM/MMC/GO/EVTV2025AGM. Prior to the Annual Meeting, you will be able to vote at https://www.iproxydirect.com/EVTV.

How do I vote if my shares are held in “street name”?

If you hold your shares through a broker, you must follow the instructions on the Notice or on your voting instruction form, on how to vote your shares. In order to ensure your broker votes your shares in the manner you would like, you must provide voting instructions to your broker by the deadline provided on the Notice or your voting instruction form.

Will my shares be voted if I do not provide instructions to my broker or nominee?

Brokerage firms or other nominees may not vote your shares on “non-routine” matters, including the election of a director nominee under Proposal 1 (Election of Directors), Proposal 3 (Say-on-Pay Vote) and Proposal 4 (Amendment to 2017 Plan), in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares. If you do not instruct your broker how to vote with respect to the election of a director nominee under Proposal 1 or with respect to Proposal 3 or 4, your broker may not vote with respect to such Proposal, and your vote will be counted as a “broker non-vote.” Proposal 2 (Ratification of Appointment of Barton CPA, PLLC) is a routine matter on which your broker can exercise voting discretion.

A “broker non-vote” occurs when shares held by a broker in street name for a beneficial owner are not voted with respect to a Proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares, and the broker lacks the authority to vote the shares at their discretion. As such, a broker may not vote your shares with respect to such Proposals, or any other non-discretionary matters, without your instructions. If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters. We address the effect of broker non-votes on the outcome of the Proposals in further detail below.

Please submit your vote instruction form so your vote is counted.

What vote is required to approve the Proposals?

Assuming the presence of a quorum at the Annual Meeting:

Proposal	Vote Required	Broker Discretionary Vote Allowed

Proposal 1 - Election of the Class II director to the Board	Plurality of the votes cast	No

Proposal 2 - Ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025	A majority of the shares present in person or represented by proxy and entitled to vote	Yes

Proposal 3 - Approval, on a non-binding advisory basis, of the compensation paid to our Named Executive Officers in fiscal year 2024 (referred to herein as the "Say-on-Pay Vote")	A majority of the shares present in person or represented by proxy and entitled to vote	No

Proposal 4 – Approval of an amendment to the 2017 Plan to, among other things, increase the number of shares of our common stock that may be issued under the 2017 Plan by 890,000 shares	A majority of the shares present in person or represented by proxy and entitled to vote	No

The vote on Proposals 1, 3 and 4 are a “non-routine” matters under applicable stock exchange rules, meaning that if you are the beneficial owner of shares of our common stock and do not instruct your broker how to vote with respect to such Proposals, your broker is not permitted to vote on such Proposals. However, because Proposal 2 is considered a routine matter, brokers have authority to vote your shares on Proposal 2 in their discretion.

The election of the Class II director contemplated by Proposal 1 requires the affirmative vote of the holders of a plurality of votes represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote thereon. As such, the Class II director nominee receiving the highest number of votes cast will be elected to our Board. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class II director at the Annual Meeting.

Because each of Proposals 2, 3 and 4 requires the affirmative approval of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter, broker non-votes will have no effect on the outcome of such Proposal and abstentions will have the same effect as a vote against such Proposal.

How does our Board recommend that I vote?

Our Board recommends that you vote:

•	“FOR” Proposal 1—Election of the Class II director nominee named in Proposal 1 to the Board;

•	“FOR” Proposal 2—Ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

•	“FOR” Proposal 3— Approval, on a non-binding advisory basis, of the compensation paid to our Named Executive Officers in fiscal year 2024; and

•	“FOR” Proposal 4— Approval of an amendment to the 2017 Plan to, among other things, increase the number of shares of our common stock that may be issued under the 2017 Plan by 890,000 shares.

If I give a proxy, how will my shares be voted?

Proxies received by us before the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If you properly return your proxy but do not include voting instructions, the shares subject to your proxy will be voted in accordance with the recommendation of our Board on the matter presented in this Proxy Statement. Unsigned proxy cards will not be voted. If you vote in advance of the Annual Meeting by telephone or the Internet, you do not need to return your proxy card.

If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting, and you will be able to revoke your proxy until it is voted at the postponed or adjourned meeting.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

On the date we filed this Proxy Statement with the SEC, the Board did not know of any other matter to be brought before the Annual Meeting.

How will my shares be voted if I mark “abstain” on my proxy?

We will count a properly executed proxy marked “abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy will not be voted at the Annual Meeting for the Proposals so marked.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the instructions on the Notices to ensure that all your shares are voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K, which we will file with the SEC within four business days after the Annual Meeting.

Do I have dissenters’ rights with respect to any of the Proposals?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections of the Annual Meeting, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and our Board.

When are stockholder proposals due for the next Annual Meeting?

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any stockholder desiring to include a proposal in our proxy statement with respect to our 2026 Annual Meeting of Stockholders should arrange for such proposal to be delivered to us at our corporate headquarters no later than July 20, 2026 in order to be considered for inclusion in our proxy statement relating to such annual meeting; provided, however, that if the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or after the anniversary of the Annual Meeting, notice by the stockholder must be delivered a reasonable time before the Company begins to print and send its proxy materials. Matters pertaining to such proposals, and the eligibility of persons entitled to have such proposals included, are regulated by the Exchange Act and the rules of the SEC. Although our Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to recommend votes against, stockholder proposals that we are not required to include under Rule 14a-8 under the Exchange Act.

In addition, pursuant to our amended and restated bylaws, any stockholder desiring to submit a proposal for action or nominate one or more persons for election as directors at our 2026 Annual Meeting of Stockholders pursuant to the advance notice provisions of our amended and restated bylaws must submit a notice of the proposal or nomination to us between August 2, 2026 and September 1, 2026, or else it will be considered untimely and ineligible to be properly brought before such annual meeting. In each case, the notice of the proposal or nomination must include certain information specified in our amended and restated bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of and agreements relating to our capital stock. In the event that our 2026 Annual Meeting of Stockholders is advanced by more than 30 days, or delayed (other than as a result of adjournment) by more than 30 days from the anniversary of the Annual Meeting, under our amended and restated bylaws, this notice must be provided not later than the close of business on the later of (i) the 90th day prior to the 2026 Annual Meeting of Stockholders or (ii) the 10th day following the date on which we publicly announce the date of the 2026 Annual Meeting of Stockholders.

In addition to satisfying the foregoing advance notice requirements under the amended and restated bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our director nominees for the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 31, 2026. However, if the date of the 2026 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the Annual Meeting, such information must be provided by the later of the 60th day prior to the 2026 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2026 Annual Meeting of Stockholders.

All such notices should be submitted in writing to our President at our corporate headquarters at Envirotech Vehicles, Inc., 7510 Ardmore Street, Houston, TX 77054.

Who is paying for this proxy solicitation?

We will bear the entire cost of solicitation of proxies from our stockholders. Copies of solicitation materials will be furnished to brokerage firms, banks, dealers and other similar organizations holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to the mailing of this Proxy Statement, the solicitation of proxies or votes may be supplemented by telephone, electronic communication, or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

How can I obtain additional information about EVT?

Copies of our 2024 Annual Report are available on our website at www.evtvusa.com and will be furnished without charge to stockholders upon written request. Exhibits to the 2024 Annual Report will be provided upon written request. All written requests should be mailed to the attention of our President at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including us, that file electronically with the SEC. The SEC’s website is located at http://www.sec.gov.

PROPOSAL 1:

ELECTION OF CLASS II DIRECTOR

Our Board currently consists of five directors divided into three classes, with each class holding office for a three-year term. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. In November 2025, Melissa Barcellos, a current Class II director, notified the Company of her decision not to stand for election upon the end of her current term at the Annual Meeting. Ms. Barcellos will continue to serve on the Board and as a member of the Audit Committee and Compensation Committee and as the chair of the Nominating and Corporate Governance Committee until the Annual Meeting.

Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Jason Maddox (a current Class II director) for re-election at the Annual Meeting. If elected at the Annual Meeting, Mr. Maddox will hold office for a three-year term that will expire at the 2028 Annual Meeting of Stockholders.

Mr. Maddox has consented to serve if elected. If he becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the Proxy Holders will vote for the substitute nominee designated by our Board. Our Board has no reason to believe that Mr. Maddox will be unable to serve. There are no agreements or understandings pursuant to which Mr. Maddox or any of our directors was selected to serve as a director.

All of our directors are expected to attend the Annual Meeting.

INFORMATION ABOUT THE DIRECTOR NOMINEE

The following provides information regarding our director nominee, his age, the year in which he became a director, his principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years and other biographical data. Included in the biography of our nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as one of our directors.

Name	Age	Position
Jason Maddox	47	President and Interim Chief Financial Officer

Jason Maddox, President, Interim Chief Financial Officer and Class II Director

Jason Maddox has served as the Interim Chief Financial Officer of the Company since January 21, 2025, the President of the Company since October 16, 2024 and a director of the Company since August 2025, as well as the Chief Executive Officer of Maddox Defense, Inc. (“Maddox Defense”) since June 2008 and the Chief Executive Officer of Maddox Industries LLC (“Maddox Industries”) from January 2021 until the acquisition of Maddox Industries by the Company in December 2024. He delivers years of large company executive leadership, successfully building Maddox Defense to one of the major players in government contracting. Mr. Maddox graduated from the University of Colorado with a Bachelor of Science degree in mechanical engineering and journalism and mass communication. He also holds a master’s in entrepreneurship from the Babson F.W. Olin Graduate School and a post-graduate certificate in entrepreneurship studies from Harvard Business School. We believe that Mr. Maddox is qualified to serve as a director due to his extensive leadership experience and business acumen.

Vote Required

The election of the Class II director requires the affirmative vote of the holders of a plurality of votes represented by the shares in attendance or represented by proxy at the Annual Meeting and entitled to vote on this Proposal. As such, the Class II director nominees receiving the highest number of affirmative votes of the votes cast at the Annual Meeting will be elected. Abstentions and broker non-votes will have no effect in determining the results of the voting on the Class II director at the Annual Meeting.

Proxies received in response to this solicitation will be voted “FOR” the election of Mr. Maddox to our Board unless otherwise specified in the proxy.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS II DIRECTOR NOMINEE NAMED IN THIS PROXY STATEMENT.

CONTINUING DIRECTORS

The following provides information regarding each of our continuing directors, his or her age, the year in which each he or she became a director, his or her principal occupation or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data. Included in the biography of each director is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that such individual should serve as one of our directors.

Name	Age	Class

Phillip W. Oldridge	64	Class III
Terri White Elk (1)(2)(3)	56	Class I
Michael Di Pietro (1)(2)(3)	70	Class I

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Corporate Governance Committee.

Phillip W. Oldridge, Chief Executive Officer, Chairman of the Board, and Director

Phillip W. Oldridge has served as our Chief Executive Officer since September 2020 and as our Chairman of the Board and a director since March 2021. Prior to joining us, Mr. Oldridge was the founder and the Chief Executive Officer of GreenPower Motor Company, Inc., a publicly traded designer and manufacturer of passenger transit and shuttle buses, from November 2011 until June 2019, where he also served as a member of the board of directors from December 2012 until June 2019. From November 2006 until January 2010, Mr. Oldridge served as the Chief Executive Officer of Bus and Coach International, a manufacturer of buses and coaches. Before that, Mr. Oldridge was the Chief Executive Officer of Nevada Charter Inc., a bus and coach charter company, from October 1994 until December 2001. Mr. Oldridge holds an M.B.A. from Richmond, the American University in London, from which he also received a Bachelor of Science degree. We believe that Mr. Oldridge is qualified to serve as a director due to his serving as our Chief Executive Officer and the previous executive-level positions he has held with other companies, as well as his extensive experience in the transportation sector, in particular as an operator and manufacturer in the private motor coach and in the electric vehicle industry.

Terri White Elk, Director

Terri White Elk has served as a director of the Company since March 2021. Ms. White Elk is a member of the Real Estate Investment Sales team at Keller Williams Realty SW in Las Vegas, Nevada, a position she has held since July 2003. Ms. White Elk also served as Operations Manager of Innovative Real Estate Strategies, a real estate and investment firm based in Las Vegas, Nevada, from July 2009 until May 2018, and was a Sales Executive at Legacy Partners Inc., a real estate development firm, from March 2005 until September 2008. Ms. White Elk received a Bachelor of Arts degree in Political Science from Arizona State University. We believe that Ms. White Elk is qualified to serve as a director due to her previous executive-level experience and extensive experience in the real estate industry.

Michael Di Pietro, Director

Michael Di Pietro has served as a director since March 2021. Mr. Di Pietro is the President of Michael DiPietro, CPA, Inc., a full-service public accounting firm he founded in 1991. Since July 2018, Mr. Di Pietro has served on the board of directors of Cathedral High School, a private, college preparatory Catholic all-boys school located in Los Angeles, California, where he is currently the chair of the finance committee. Mr. Di Pietro also previously served as a Director of Chino Commercial Bank, a community bank located in Chino, California, from April 2012 until April 2019. Mr. Di Pietro holds a Bachelor of Arts degree in Accounting from the University of South Florida, a Master of Arts in Church History from the University of Notre Dame, and a Master of Divinity and Biblical Studies from Fuller Theological Seminary. Based on these qualifications, the Board believes that Mr. Di Pietro is qualified to serve on the Board of Directors. As of July 2023, Mr. Di Pietro is on the Board of Trustees for the Dan Murphy Foundation and he serves as the Audit Chairman and is a member of the Investment Committee.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

The Audit Committee annually evaluates the performance of our independent registered public accounting firm and determines whether to re-engage the current independent auditor or consider other audit firms. This year the Audit Committee has approved the retention of Barton CPA, PLLC as our independent registered public accounting firm for the year ending December 31, 2025.

Ratification of our independent registered public accounting firm is not required by our amended and restated bylaws or otherwise. However, we are submitting the selection of Barton CPA, PLLC to our stockholders for ratification as a matter of good corporate practice and because we value the views of our stockholders.

The Audit Committee considers Barton CPA, PLLC to be well qualified. In the absence of contrary specification, the Proxy Holders will vote proxies received in response to this solicitation in favor of ratification of the appointment. In the event that stockholders fail to ratify the appointment of Barton CPA, PLLC, the Audit Committee will reconsider the appointment of Barton CPA, PLLC. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our stockholders.

Representatives of Barton CPA, PLLC are not expected to be present at the Annual Meeting and we do not expect that they will be available to respond to appropriate questions. We have provided Barton CPA, PLLC with an opportunity to make a statement if they desire to do so, although they have declined to make such a statement at the Annual Meeting.

Vote Required

The ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the year ending December 31, 2025 requires the affirmative vote of a majority of shares of our common stock represented in person or by proxy at the Annual Meeting and entitled to vote on this Proposal. Abstentions will have the same effect as a vote against this Proposal. Because the ratification of the appointment of Barton CPA, PLLC as our independent registered public accounting firm for the year ending December 31, 2025 is a “routine” matter, broker non-votes will not occur with respect to this Proposal.

Board Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BARTON CPA, PLLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

CORPORATE GOVERNANCE

Currently, the number of directors currently authorized to serve on our Board is five. The authorized number of directors may be changed only by resolution of our Board. Our amended and restated certificate of incorporation provides that our Board is divided into three classes, with each class holding office for a three-year term. This classification of our Board may have the effect of delaying or preventing changes in control of our company or management. Each director serves until such director’s successor is duly elected and qualified or such director’s earlier resignation, death or removal. Our Board is responsible for our business and affairs and considers various matters that require its approval.

Director Independence

Our Board has undertaken a review of the independence of each director. For purposes of determining director independence, we have applied the definitions set out in Nasdaq Stock Market LLC (“Nasdaq”) Rule 5605(a)(2). Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that Mr. Di Pietro, Ms. Barcellos, and Ms. White Elk do not have a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities and that each of these directors is an “independent director” as that term is defined under the Nasdaq Rule 5605(a)(2). Prior to his resignation effective as of December 11, 2024, the Board had determined that Brock J. Pierce was an “independent director” as that term is defined under the Nasdaq Rule 5605(a)(2).

Family Relationships

There is no family relationship between any director, executive officer or person nominated to become a director or executive officer of our Company.

Meetings of Our Board

During the fiscal year ended December 31, 2024, our Board met five times. Each incumbent director serving during the fiscal year ended December 31, 2024, attended at least 75% of the aggregate of all meetings of our Board and applicable committee meetings during the period that he or she served as a director.

We make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account our directors’ schedules. All directors are strongly encouraged to make every effort to attend our annual meeting of stockholders, absent an unavoidable and irreconcilable conflict. All of our directors attended our 2025 Annual Meeting of Stockholders.

Information Regarding Committees of Our Board

Our Board has established three standing committees, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our Board. We intend to appoint persons to our Board and its committees as required from time to time to satisfy the corporate governance requirements under the Nasdaq listing rules.

Audit Committee

Our Audit Committee currently consists of Mr. Di Pietro (Chairperson), Ms. Barcellos and Ms. White Elk. The Audit Committee operates under a written charter, which is available on our website at www.evtvusa.com. In addition to meeting the independence requirements generally applicable to directors, our Board has determined that each of Mr. Di Pietro, Ms. Barcellos and Ms. White Elk also satisfy the independence requirements of Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. Our Board further has affirmatively determined that Mr. Di Pietro is an “audit committee financial expert” as defined by the regulations promulgated by the SEC and within the meaning of the Nasdaq listing rules.

Our Audit Committee is responsible for, among other things:

•	appointing, compensating, retaining and overseeing our independent registered public accounting firm;

•	approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	reviewing, with our independent registered public accounting firm, all critical accounting policies and procedures;

•	reviewing with management the adequacy and effectiveness of our internal control structure and procedures for financial reports;

•

reviewing and discussing with management and our independent registered public accounting firm our annual audited financial statements and any certification, report, opinion or review rendered by our independent registered public accounting firm;

•	reviewing and investigating conduct alleged to be in violation of our code of business conduct and ethics;

•	reviewing and approving related party transactions;

•	preparing the Audit Committee report required in our annual proxy statement; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

The Audit Committee met as a committee seven times during the fiscal year ended December 31, 2024.

Compensation Committee

Our Compensation Committee currently consists of Mr. Di Pietro, Ms. Barcellos and Ms. White Elk (Chairperson). The Compensation Committee operates under a written charter, which is available on our website at www.evtvusa.com. In addition to meeting the independence requirements generally applicable to directors, our Board has determined that each of Mr. Di Pietro Ms. Barcellos and Ms. White Elk also satisfy the independence requirements of Nasdaq Rule 5605(d)(2).

Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers and is responsible for, among other things:

•	reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;

•	reviewing and approving the following compensation for our Chief Executive Officer and our other executive officers: salaries, bonuses, incentive compensation, equity awards, benefits and perquisites;

•	recommending the establishment and terms of our incentive compensation plans and equity compensation plans, and administering such plans;

•	recommending compensation programs for directors;

•	preparing disclosures regarding executive compensation and any related reports required by the rules of the SEC;

•	making and approving grants of options and other equity awards to all executive officers, directors and all other eligible individuals; and

•	reviewing and evaluating, at least annually, its own performance and the adequacy of the committee charter.

In carrying out these responsibilities, the Compensation Committee will review all components of executive compensation for consistency with our compensation philosophy and with the interests of our stockholders. The Compensation Committee met as a committee two times during the fiscal year ended December 31, 2024.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Ms. Barcellos (Chairperson), Ms. White Elk and Mr. Di Pietro, each of whom satisfy the independence requirements generally applicable to directors, as required by Nasdaq listing rules. The Nominating and Corporate Governance Committee operates under a written charter, which is available on our website at www.evtvusa.com.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	determining criteria for selecting new directors, including desired skills, experience and attributes, and identifying and actively seeking individuals qualified to become directors;

•	evaluating and selecting, or recommending to our Board, nominees for each election of directors;

•	considering any nominations of director candidates validly made by our stockholders;

•	reviewing and making recommendations to our Board concerning qualifications, appointment and removal of committee members;

•

developing, recommending for approval by our Board, and reviewing on an ongoing basis the adequacy of, our corporate governance principles, including director qualification standards, director responsibilities, committee responsibilities, director access to management and independent advisors, director compensation, director orientation and continuing education, management succession and annual performance evaluation of our Board and its committees;

•	assisting our Board in developing criteria for the evaluation of the performance of our Board and its committees;

•	if requested by our Board, assisting it in its evaluation of the performance of our Board and each of its committees; and

•	reviewing and reassessing the adequacy of its charter.

The Nominating and Corporate Governance Committee identifies potential director candidates through a variety of sources, including recommendations made by members of our board of directors and members of our executive management. When appropriate, the Nominating and Corporate Governance Committee may retain a search firm to identify director candidates.

In evaluating potential director candidates, the Nominating and Corporate Governance Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including:

•	his or her knowledge, expertise, skills, integrity, diversity, judgment, business, leadership or other experience;

•	his or her reputation in the business community;

•	the interplay of the candidate’s experience with the experience of other members of our Board;

•	the availability of such candidate to perform all responsibilities that will be expected of them as a member of our board and any committees; and

•	the extent to which the candidate would be a desirable addition to our Board and any committees.

The Nominating and Corporate Governance Committee reviews and assesses at least annually the skills and characteristics of the members of our board of directors, as well as the composition of our board of directors as a whole. The Nominating and Corporate Governance Committee’s assessment includes a review of our directors’ respective independence qualifications, skills and experience in the context of the needs of our board of directors. Additionally, the Nominating and Corporate Governance Committee considers diversity of experience at policy-making levels in business and technology, and in areas that are relevant to our activities. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Corporate Governance Committee considers the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors.

In assessing the composition of our board of directors, the Nominating and Corporate Governance Committee considers the current and anticipated needs of our board of directors, and seeks to maintain an appropriate balance of different business backgrounds, skills and expertise based on the nature and requirements of our business. In evaluating potential director candidates, the Nominating and Corporate Governance Committee considers all relevant information regarding such candidates, including the membership criteria stated above, and whether such candidates would meet the Nominating and Corporate Governance Committee’s objectives for the overall composition of our board of directors, as well as the candidates’ ability and willingness to devote adequate time to the related responsibilities. When appropriate, the Nominating and Corporate Governance Committee will recommend qualified candidates for nomination by our entire board of directors. The Nominating and Corporate Governance met as a committee two times during the fiscal year ended December 31, 2024.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics, which outlines the principles of legal and ethical business conduct under which we do business. The code is applicable to all of our directors, officers and employees and is available on our website at www.evtvusa.com. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act, to the extent required by applicable rules and exchange requirements.

Insider Trading Policy

We have adopted an insider trading policy, which governs the purchase, sale, and other dispositions of our securities by our directors, executive officers, other employees and consultants, as well as members of their immediate families and households. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. The foregoing summary of our insider trading policy does not purport to be complete and is qualified in its entirety by reference to the full text of our insider trading policy, a copy of which is filed as Exhibit 19.1 to our 2024 Annual Report. In addition, with regard to the Company’s trading in its own securities, it is our policy to comply with the federal securities laws and the applicable listing standards.

Board Leadership Structure and Board’s Role in Risk Oversight

The Chairman of our Board is Phillip W. Oldridge. The Chairman has authority, among other things, to preside over meetings of our Board and set the agenda for meetings of our Board. Accordingly, the Chairman has substantial ability to shape the work of our Board. Because of the addition of the independent members of our Board, we currently believe that separation of the roles of Chairman and Chief Executive Officer is not necessary to ensure appropriate oversight by our Board of our business and affairs. However, no single leadership model is right for all companies and at all times. Our Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, our Board may periodically review its leadership structure. In addition, our Board will hold executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities and, either as a whole or through its committees, regularly liaises with management to assess and manage our major risk exposures, the potential impact of such risks on our business and the steps we should take to mitigate or manage such risks. Our Board’s risk oversight process complements and supplements management’s risk assessment and mitigation processes, which include reviews of strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The risk oversight process also includes receiving reports from committees of our Board and members of senior management to enable our Board to understand our risk identification, management and mitigation strategies with respect to areas of potential material risk.

Our principal sources of risk fall into two categories: (1) financial and (2) product commercialization. The Audit Committee oversees management of financial risks and communications with our independent registered public accounting firm regarding our risk exposures and the actions management has taken to limit, monitor or control such exposures, and our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. Our Board also regularly reviews plans, results and potential risks related to our product development and commercialization efforts. Our Compensation Committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board, corporate disclosure practices and potential conflicts of interest. While each of our committees is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed about such risks and matters involving significant risk are considered by our Board as a whole.

Officer and Director Hedging

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers and directors, or their affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. For the year ended December 31, 2024, there were no such hedging transactions by any of our officers and directors or their affiliates, or any of their designees.

Stockholder Communications with our Board

Stockholders wishing to communicate with our Board or with one of our directors concerning our Company may do so by writing to our Board or to the particular member of our Board and mailing the correspondence to the attention of our Board or such individual director, c/o President, 7510 Ardmore Street, Houston, TX 77054, or by email to stockholdercommunications@evtvusa.com. We will maintain a log of such communications and will transmit as soon as practicable such communications to our Chairman of our Board, although communications that are abusive, in bad taste or that present safety or security concerns may be managed differently, as determined by the President, in consultation with our Chairman, as appropriate. Correspondence relating to accounting, internal controls or auditing matters will be managed in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of our Board is composed solely of non-employee directors who satisfy the current Nasdaq listing rules with respect to independence, financial expertise and experience. The Audit Committee operates under a written charter, which is available on our website at www.evtvusa.com. The primary responsibility of the Audit Committee is to oversee our accounting and financial reporting processes, the integrity of the financial reports and other financial information and the audits of our financial statements.

The following is the report of the Company’s Audit Committee with respect to its audited financial statements for the fiscal year ended December 31, 2024.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements.

Review and Discussions with Independent Auditors

The Company’s independent auditors are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee also received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence; and has discussed with the independent auditors their independence. The Audit Committee also concluded that the independent auditors’ provision of audit and non-audit services to the Company and its subsidiaries, as described in this Proxy Statement, was compatible with the independent auditors’ independence.

Conclusion

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Respectfully submitted,

Michael Di Pietro, Chairman of the Audit Committee

Melissa Barcellos

Terri White Elk

EXECUTIVE COMPENSATION

Overview

We have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. The following tables and accompanying narrative disclosure set forth information about the compensation provided to certain of our executive officers during the years ended December 31, 2024 and 2023. These executive officers, determined in accordance with SEC rules, for the year ended December 31, 2024, were:

•	Phillip W. Oldridge, our Chief Executive Officer;

•	Susan M. Emry, our former Executive Vice President (resigned October 15, 2024); and

•	Franklin Lim, our former Chief Financial Officer (resigned December 31, 2024).

We refer to these individuals in this section as our “Named Executive Officers.”

Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our Named Executive Officers for services rendered during the years ended December 31, 2024 and 2023:

				Option	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(3)	($)
Phillip W. Oldridge	2024	87,500	—	1,070,871	5,250	1,163,621
Chief Executive Officer	2023	300,000	—	322,073	18,000	640,073

Susan M. Emry(2)	2024	191,859	—	388,165	—	580,024
Former Executive Vice President and Corporate Secretary	2023	200,000	—	144,605	—	344,605

Franklin Lim(4)	2024	185,313	—	165,715	—	351,028
Former Chief Financial Officer	2023	145,000	5,000	21,167	—	171,167

(1)

The amounts shown in this column represent the aggregate grant date fair value of option awards granted in the year computed in accordance with FASB ASC Topic 718. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 9 to our financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our Named Executive Officers. The awards granted in 2024 vested immediately on the dates granted.

(2)	Ms. Emry resigned effective October 15, 2024.
(3)

All other compensation for Mr. Oldridge represents the value of a $1,500 monthly auto allowance paid per the terms of his employment agreement. However, Mr. Oldridge decided not to take any allowance starting in the second quarter of 2024.

(4)

Mr. Lim was appointed Chief Financial Officer effective February 24, 2024. He resigned effective December 31, 2024 and returned as an independent contractor in the financial reporting capacity in March 2025.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth information regarding outstanding stock options held by our Named Executive Officers as of December 31, 2024. Our Named Executive Officers did not hold any restricted stock or other equity awards as of December 31, 2024:

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#)	(#)	Price	Expiration
Name	Exercisable	Unexercisable(1)	($)	Date
Phillip W. Oldridge	25,000	—	90.00	1/7/2031
Chief Executive Officer	15,000	—	20.00	1/7/2032
	5,000	—	24.00	1/7/2032
	17,426	—	21.00	7/11/2033
	91,332	—	21.10	3/19/2034

Susan M. Emry	10,000	—	20.00	1/7/2032
Former Executive Vice President and Corporate Secretary	4,089	—	24.00	1/7/2032
	7,824	—	21.00	7/11/2033
	33,106	—	21.10	3/19/2034

Franklin Lim	278	222	26.50	4/17/2033
Former Chief Financial Officer	10,000	—	24.40	2/24/2034

(1)

The options were granted to Mr. Lim on April 19, 2023, and vest ratably at 1/36th per month over three years from the grant date. The options to Mr. Oldridge and Mrs. Emry were fully vested upon grant.

Narrative Disclosure to Summary Compensation Table

Compensation Arrangements with Named Executive Officers

Phillip W. Oldridge

Mr. Oldridge is our Chief Executive Officer and chairman of our board of directors. We entered into an employment agreement with Mr. Oldridge, dated as of December 31, 2021 (the “Oldridge Agreement”). Mr. Oldridge’s base salary is $300,000. The auto allowance of $1,500 per month contained in his contract commenced being paid in 2022. Under the Oldridge Agreement, Mr. Oldridge will also receive an amount equal to five percent of the net income of the Company on an annual basis and will be eligible for a bonus at the sole discretion of the Company’s Board of Directors. Mr. Oldridge’s employment shall continue until terminated in accordance with the Oldridge Agreement. If Mr. Oldridge is terminated without cause or if he terminates his employment for good reason, Mr. Oldridge will be entitled to receive (i) one-year of base salary payable in equal installments over 12 months in accordance with the Company’s regular payroll practices, (ii) reimbursement of reimbursable expenses in accordance with the Oldridge Agreement, (iii) any bonus that would have been payable within the twelve months following the date of termination, and (iv) the value of any accrued and unused paid time off as of the date of termination. The foregoing benefits are subject to Mr. Oldridge executing and delivering an effective and irrevocable general release of claims in favor of the Company. In addition, upon a termination of Mr. Oldridge’s employment with the Company due to death or disability, all outstanding, unvested options will accelerate and vest in full.

For purposes of the Oldridge Agreement “cause” generally means Mr. Oldridge’s (i) conviction of a felony, or a misdemeanor where imprisonment is imposed; (ii) commission of any act of theft, fraud, or falsification of any employment or Company records in any material way; (iii) failure or inability to perform any material reasonably assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; or (iv) a material breach of the Oldridge Agreement that remains uncured for 10 days.

For purposes of the Oldridge Agreement “good reason” generally means the occurrence of any of the following: (i) a material reduction in Mr. Oldridge’s base salary, other than where a same or similar reduction affects other executives of the Company; (ii) any material breach by the Company under any material provision of the Oldridge Agreement; (iii) the Company’s failure to have the Oldridge Agreement assumed by a successor (with limited exceptions); or (iv) the dissolution of Company, involuntary or voluntary liquidation of Company, the appointment of a receiver for Company, or the assignment of the Oldridge Agreement for the benefit of creditors.

Susan M. Emry

Mrs. Emry was our Executive Vice President from December 1, 2021 to October 15, 2024. She was appointed as a member of our board of directors on January 7, 2022. We entered into an employment agreement, dated as of December 31, 2021 (the “Emry Agreement”), with Mrs. Emry, whose base salary was $200,000 per year. Ms. Emry terminated her employment effective October 15, 2024.

Severance and Change in Control Payments and Benefits

Our Named Executive Officers are not entitled to any severance or change in control payments or benefits, other than as provided in the section entitled “Compensation Arrangements with Named Executive Officers” above and in award agreements that set forth the terms and conditions of the stock options granted to such individuals pursuant to the 2017 Plan. Each such award agreement provides that, in the event of a “transfer of control,” any unvested portion of such option may vest immediately, subject to the Compensation Committee deciding that. For such purposes, a “transfer of control” includes the direct or indirect sale or exchange by our stockholders of all or substantially all of our capital stock, (a) where our stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in our voting stock after such sale or exchange; (b) a merger in which we are not the surviving corporation; (c) a merger in which we are the surviving corporation and our stockholders before such merger do not retain, directly or indirectly, at least a majority of the beneficial interest in the our voting stock after such merger; (d) the sale, exchange, or transfer of all or substantially all of our assets; or (e) our liquidation or dissolution.

Employee Benefit and Equity Incentive Plans

We currently maintain the 2017 Plan. The Compensation Committee typically grants equity awards to Named Executive Officers during its regularly scheduled meeting early in the fiscal year. However, the timing of this approval may be changed in the event of extraordinary circumstances, including in connection with mid-year promotions and new-hires. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in fiscal 2024. The Compensation Committee does not time the release of material nonpublic information to affect the value of executive compensation.

Limitations of Liability; Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law authorizes a corporation’s board of directors to grant, and authorizes a court to award, indemnity to officers, directors and other corporate agents. As permitted by Delaware law, our amended and restated certificate of incorporation provides that, to the fullest extent permitted by Delaware law, no director will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Pursuant to Delaware law such protection would be not available for liability:

•	for any breach of a duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	for any transaction from which the director derived an improper personal benefit; or

•

for an act or omission for which the liability of a director is expressly provided by an applicable statute, including unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law.

Our amended and restated certificate of incorporation also provides that if Delaware law is amended after the approval by our stockholders of the amended and restated certificate of incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law.

Our amended and restated certificate of incorporation and Amended and Restated Bylaws further provide that we must indemnify our directors and officers to the fullest extent permitted by Delaware law. Our amended and restated bylaws also authorize us to indemnify any of our employees or agents and authorize us to secure insurance on behalf of any officer, director, employee or agent for any liability arising out of his or her action in that capacity, whether or not Delaware law would otherwise permit indemnification.

In addition, our Amended and Restated Bylaws provide that we are required to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the Amended and Restated Bylaws are not exclusive.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and Amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

At present, there is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in material claims for indemnification. We believe that our indemnity agreements and our amended and restated certificate of incorporation and our amended and restated bylaws provisions are necessary to attract and retain qualified persons as directors and executive officers.

Indemnity Agreements

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and executive officers. These agreements generally provide for the indemnification of such persons for all reasonable expenses and liabilities, including attorneys’ fees, judgments, penalties, fines and settlement amounts, incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity, to the extent indemnifiable under the law. We believe that these charter and bylaw provisions and indemnity agreements are necessary to attract and retain qualified persons as directors and executive officers. Furthermore, as is typical, we have director and officer liability insurance to cover both us and our directors and officers for liabilities that may be incurred in connection with their services to us.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to certain individuals by the Company and certain financial performance of the Company.

Required Tabular Disclosure

The following table discloses information on “compensation actually paid” to our principal executive officer (PEO) and, on average, to our other NEOs (non-PEO NEOs) during the specified years alongside total shareholder return (TSR).

Year	Summary Compensation Table for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Company Total Shareholder Return(5)	Net Income (Loss) ($ in thousands)(6)
2024	1,163,621	1,163,621	465,526	465,105	56.81	(8,849)
2023	640,073	640,079	286,848	277,379	30.22	(12,684)
2022	1,265,321	1,258,000	517,099	518,560	61.14	(43,804)

(1)

The dollar amounts reported in this column are the amounts of total compensation reported for Phillip W. Oldridge as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table” in the applicable proxy statement.

(2)

The dollar amounts reported in this column represent the amount of “compensation actually paid” to Mr. Oldridge, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned or paid to Mr. Oldridge during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Oldridge total compensation for fiscal year 2024 to determine the compensation actually paid to Mr. Oldridge in fiscal 2024:

Year	Reported Summary Compensation Table Total for PEO(a)	Reported Summary Compensation Table Value of PEO Equity Awards(b)	Adjusted Value of Equity Awards(c)	Compensation Actually Paid to PEO
2024	1,163,621	(1,070,871)	1,070,871	1,163,621

(a)

This column represents the amount of total compensation reported for Mr. Oldridge for fiscal year 2024 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.

(b)

This column represents the total of the amounts reported in the “Option Awards” column in the Summary Compensation Table for Mr. Oldridge in fiscal year 2024. The amount in this column for fiscal year 2024 is replaced with the corresponding amount reported under the Adjusted Value of Equity Awards column in order to arrive at compensation actually paid to Mr. Oldridge in fiscal year 2024.

(c)

This column represents the adjustments made to the amounts in the “Option Awards” column in the Summary Compensation Table for Mr. Oldridge in fiscal year 2024. The equity award adjustments for fiscal year 2024 include the addition (or subtraction, as applicable) of the following:

(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

•	2024 = 0

(ii)

the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

•	2024 = 0

(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

•	2024 = $1,070,871

(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

•	2024 = 0

(v)

for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

•	2024 = 0

(vi)

the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

•	2024 = 0,

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)

The dollar amounts reported in this column represent the average of the amounts reported for our named executive officers as a group (excluding Mr. Oldridge) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers included for purposes of calculating the average amounts in each applicable year are as follows:

•	2024: Susan M. Emry and Franklin Lim
•	2023: Susan M. Emry and Douglas M. Campoli
•	2022: Susan M. Emry and Christian Rodich

(4)

The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Oldridge), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Mr. Oldridge) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Mr. Oldridge) for fiscal year 2024 to determine the compensation actually paid to the named executive officers as a group (excluding Mr. Oldridge) in fiscal year 2024, using the same methodology described above in Note (2)(c):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs(a)	Average Reported Summary Compensation Table Value of Non-PEO NEOs Equity Awards(b)	Average Non-PEO NEO Adjusted Value of Equity Awards(c)	Compensation Actually Paid to Non-PEO NEOs
2024	465,526	(276,940)	276,519	465,105

(a)

This column represents the average of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) for fiscal year 2024 in the “Total” column of the Summary Compensation Table. Please refer to the Summary Compensation Table in this Proxy Statement.

(b)

This column represents the average of the total of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in the “Option Awards” column in the Summary Compensation Table in fiscal year 2024. Please refer to the Summary Compensation Table in this Proxy Statement. The amount in this column for fiscal year 2024 is replaced with the corresponding amount reported under the Average Non-PEO NEO Adjusted Value of Equity Awards column in order to arrive at compensation actually paid to the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in fiscal year 2024.

(c)

This column represents the adjustments made to the average of the amounts reported for the Company’s Named Executive Officers as a group (excluding Mr. Oldridge) in the “Option Awards” column in the Summary Compensation Table in fiscal year 2024 using the same methodology described above in Note 2(c). For fiscal year 2024, the adjusted amount replaces the “Option Awards” column in the Summary Compensation Table for each NEO (excluding Mr. Oldridge) to arrive at “compensation actually paid” to each NEO (excluding Mr. Oldridge) for fiscal year 2024, which is then averaged to determine the average “compensation actually paid” to the NEOs (excluding Mr. Oldridge) for fiscal year 2024. The equity award adjustments for fiscal year 2024 include the addition (or subtraction, as applicable) of the following:

(i)	the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

•	2024 = 0

(ii)

the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

•	2024 = $(281)

(iii)	for awards that are granted and vest in same applicable year, the fair value as of the vesting date;

•	2024 = $276,940

(iv)	for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value;

•	2024 = $(140)

(v)

for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and

•	2024 = 0

(vi)

the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.

•	2024 = 0

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(5)	Company total shareholder return (“TSR”) is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.
(6)	The dollar amounts reported represent the net income (loss) reflected on our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

We had net loss of $8,848,975, $12,683,979 and $43,804,160 in 2024, 2023 and 2022, respectively. However, our company has not historically looked to net income or loss as a performance measure for our executive compensation program. From 2022 to 2024, our annual net loss decreased (i.e., improved). Over this same time period, while our annual net loss improved, our annual compensation actually paid to our PEO and our annual average compensation actually paid to our non-PEO NEOs decreased.

Compensation Actually Paid and Cumulative TSR

The compensation actually paid to our PEO, as computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $1,163,621, $640,079, and $1,258,000 for 2024, 2023, 2022, respectively. The average amount of compensation actually paid to the NEOs as a group (excluding the PEO), as computed in accordance with Item 402(v) of Regulation S-K, was $465,105, $277,379, and $518,650 for 2024, 2023 and 2022, respectively. The TSR of the Company, assuming an initial fixed $100 investment and computed in accordance with the requirements of Item 402(v) of Regulation S-K, was $56.81, $30.22 and $61.14 for 2022-2024, 2022-2023 and 2022, respectively. Between 2022 and 2024, the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs decreased, and, over the same period, the Company’s TSR performance also decreased.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3:

ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers for fiscal 2024 as disclosed in the Executive Compensation section beginning on page 21, and the related compensation tables and narratives disclosed in such section. This Proposal 3, commonly known as a “Say-on-Pay Vote” gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers policies and practices described in this Proxy Statement.

In order for this Proposal 3 to be approved, a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter must vote “FOR” this Proposal 3. Broker discretionary voting of uninstructed shares is not permitted on this Proposal 3. Broker non-votes will have no effect on the outcome of this Proposal 3, and abstentions will have the same effect as a vote against this Proposal 3.

The Say-on-Pay Vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay Vote will, however, provide information to us regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the executive compensation overview, compensation tables and narrative discussion, and other related disclosure.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RESOLUTION SET FORTH IN PROPOSAL 3 ABOVE, ON AN ADVISORY BASIS.

PROPOSAL 4:

APPROVAL OF AMENDMENT TO 2017 EQUITY INCENTIVE PLAN

The Company currently maintains the 2017 Plan. Our Board believes the 2017 Plan is a key part of the Company’s compensation philosophy and programs. Our ability to attract, retain, and motivate highly qualified non-employee directors, employees, consultants, and advisors is critical to our success. Our Board believes the interests of the Company and its stockholders will be advanced if we can continue to offer these service providers the opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company through the 2017 Plan.

In November 2025, our Board approved, subject to the approval of our stockholders, an amendment to the 2017 Plan (the “Plan Amendment”) to, among other things, (i) add 890,000 shares of our common stock (“shares”) to the pool of shares available for issuance under the 2017 Plan, (ii) to extend the expiration of the 2017 Plan from 2027 to the 10th anniversary of the approval of the Plan Amendment by our stockholders, and (iii) to extend the expiration of the annual evergreen provision (described below under “Annual Increase”) from 2027 to 2035.

We currently anticipate that if the Plan Amendment is approved, the increased number of shares reserved for issuance will provide us with a sufficient number of shares available for grant for approximately the next two years. Please see below for information regarding outstanding equity awards as of November 13, 2025.

If stockholders do not approve the Plan Amendment, our ability to recruit, retain, and incentivize the highly skilled talent critical to successfully compete and grow our business could be seriously and negatively impacted. In addition, we would have to consider other compensation alternatives, which may not as effectively align the interests of our service providers with those of our stockholders, and would be a distraction from our management team’s focus on execution of our business strategy. For example, we would have to consider increasing cash compensation, which could adversely affect our business, results of operations, financial condition, and cash flows.

The following table provides certain additional information regarding our equity incentive plans. As of November 13, 2025, there were 4,829,515 shares outstanding. The closing price of a share as reported on the Nasdaq Capital Market on November 13, 2025 was $1.16 per share.

As of November 13, 2025
Total Shares Subject to Outstanding Stock Options	697,250
Weighted Average Remaining Term of Outstanding Stock Options	6.91
Weighted Average Exercise Price of Outstanding Stock Options	$15.75
Total Shares of Common Stock Relating to Outstanding Restricted Stock, RSUs, Deferred RSUs, and Performance-Vesting RSUs	0
Total Shares of Common Stock Remaining Available for Issuance under the 2017 Plan	231,741
Total Shares of Common Stock to be Added to the Share Reserve under the Amended Plan	890,000
Total Shares of Common Stock Remaining Available for Issuance under the Amended Plan	1,121,741

Material Features of the Amended Plan

The following paragraphs summarize the principal features of the Amended Plan. However, this summary is not a complete description of the provisions of the Amended Plan and is qualified in its entirety by the specific language of the Amended Plan. A copy of the Amended Plan is provided as Appendix A to this Proxy Statement.

Effectiveness. The Amended Plan will become effective on the date of its approval by the stockholders of the Company (the “Effective Date”).

Awards. The Amended Plan provides for options, stock appreciation rights (“SARs”), restricted stock awards, restricted stock units (“RSUs”), performance shares, performance units, cash-based awards and other stock-based awards.

Term. The Amended Plan will continue in effect until its termination by the plan administrator (described below); however, all awards will be granted within ten (10) years from the Effective Date.

Plan Administrator. The plan administrator will be the Compensation Committee of the Board and such other committee or subcommittee of the Board appointed to administer the Amended Plan. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Amended Plan, the Board will be the plan administrator, and, in any event, the Board may exercise any or all of the powers of the plan administrator. All questions of interpretation related to the Amended Plan will be determined by the plan administrator, subject to certain exceptions. All actions, decisions and determinations taken or made by the plan administrator in the exercise of its discretion related to the Amended Plan will be final, binding and conclusive, subject to certain exceptions. All expenses incurred in connection with the administration of the Amended Plan will be paid by the Company.

Authority of Officers. To the extent permitted by applicable law, the plan administrator may delegate to a committee comprised of one or more officers the authority to grant awards, and to exercise such other powers under the Amended Plan as the plan administrator may determine, subject to certain limitations.

Powers of the Plan Administrator. The plan administrator will have the authority: (a) to determine the persons to whom, and the time or times at which, awards will be granted and the number of shares, units or monetary value subject to each award; (b) to determine the type of award granted; (c) to determine the fair market value of shares or other property; (d) to determine the terms applicable to each award (which need not be identical) and any shares acquired pursuant thereto, (e) to determine whether an award will be settled in shares, cash, other property or in any combination thereof; (f) to approve forms of award agreement; (g) to amend, modify, extend, cancel or renew any award or to waive any restrictions or conditions applicable to any award or any shares acquired pursuant thereto; (h) to accelerate, continue, extend or defer the exercisability or vesting of any award or any shares acquired pursuant thereto; (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Amended Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Amended Plan; and (j) to correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award agreement and to make all other determinations and take such other actions with respect to the Amended Plan or any award as the plan administrator may deem advisable to the extent not inconsistent with the provisions of the Amended Plan or applicable law.

Option or SAR Repricing. The plan administrator may, without approval by the stockholders of the Company, approve a program providing for either (a) the cancellation of outstanding options or SARs having exercise prices per share greater than the then fair market value of a share (“underwater awards”) and the grant in substitution therefor of new options or SARs covering the same or a different number of shares but with an exercise price per share equal to the fair market value per share on the new grant date, other awards, or payments in cash, or (b) the amendment of outstanding underwater awards to reduce the exercise price thereof to the fair market value per share on the date of amendment.

Indemnification. Subject to certain exceptions, in addition to such other rights of indemnification as they may have as members of the Board or the plan administrator or as officers or employees, to the extent permitted by applicable law, members of the Board or the plan administrator and any officers or employees to whom authority to act for the Board, the plan administrator or the Company is delegated will be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act in connection with the Amended Plan, or any right granted under the Amended Plan, and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding.

Maximum Number of Shares Issuable. Subject to the adjustment provisions of the Amended Plan as described below, the maximum aggregate number of shares that may be issued under the Amended Plan, inclusive of shares previously authorized, is 1,208,910 shares, and such shares will consist of authorized but unissued or reacquired shares or any combination thereof.

Annual Increase. Subject to the adjustment provisions of the Amended Plan as summarized below, the maximum aggregate number of shares that may be issued under the Amended Plan will be cumulatively increased on January 1, 2026 (previously 2018) and on each subsequent January 1 through and including January 1, 2035 (previously 2027), by a number of shares (the “Annual Increase”) equal to the smaller of (a) three percent (3%) of the number of shares issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board.

Share Counting. If an outstanding award expires or is terminated or canceled without having been exercised or settled in full, or if shares acquired pursuant to an award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the participant’s purchase price, the shares allocable to the terminated portion of such award or such forfeited or repurchased shares will again be available for issuance under the Amended Plan. Shares will not be deemed to have been issued pursuant to the Amended Plan with respect to any portion of an award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations. Upon payment in shares pursuant to the exercise of a SAR, the number of shares available for issuance under the Amended Plan will be reduced only by the number of shares actually issued in such payment. If the exercise price of an option is paid by tendering to the Company shares owned by the participant, or by means of a “net” exercise, the number of shares available for issuance under the Amended Plan will be reduced by the net number of shares for which the option is exercised.

Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and applicable laws, and with certain limited exceptions, in the event of any change in the stock effected without receipt of consideration by the Company, or similar change in the capital structure of the Company, or in the event of payment of certain dividends or distributions to the stockholders of the Company, appropriate and proportionate adjustments will be made in the number and kind of shares subject to the Amended Plan and to any outstanding awards, the Annual Increase, the award limits set forth in the Amended Plan, and in the exercise or purchase price per share under any outstanding award in order to prevent dilution or enlargement of participants’ rights under the Amended Plan. If a majority of the shares which are of the same class as the shares that are subject to outstanding awards are exchanged for, converted into, or otherwise become shares of another corporation (the “New Shares”), the plan administrator may, subject to certain limitations, unilaterally amend the outstanding awards to provide that such awards are for New Shares. The plan administrator may also make such adjustments in the terms of any award to reflect such changes in the capital structure of the Company or distributions as it deems appropriate.

Assumption or Substitution of Awards. The plan administrator may, without affecting the number of shares reserved or available under the Amended Plan, authorize the issuance or assumption of benefits under the Amended Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with applicable laws.

Eligibility. Awards may be granted only to employees, consultants and non-employee directors of the Company and its affiliates. As of November 13, 2025, approximately 18 individuals were eligible to receive awards under the Amended Plan, including four executive officers, three non-employee directors, six employees (excluding executive officers) and five consultants. Awards are intended to attract, retain and motivate such individuals by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

Incentive Stock Options. Subject to the adjustment provisions of the Amended Plan, the maximum aggregate number of shares that may be issued under the Amended Plan pursuant to the exercise of incentive stock options will not exceed 1,208,910, cumulatively increased on January 1, 2026 (previously 2018) and on each subsequent January 1, through and including January 1, 2035 (previously 2027), by a number of shares equal to the smaller of the Annual Increase and 2,200,000 shares. Incentive stock options are subject to certain other limitations described in the Amended Plan and may only be granted to employees of the Company or its “parent” or “subsidiary” corporation as defined in applicable regulations.

Nonemployee Director Award Limit. The Amended Plan provides that the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the united States) of all awards granted to any nonemployee director during any fiscal year of the Company, taken together with any cash compensation paid to such nonemployee director during such fiscal year, will not exceed $300,000.

Stock Options. The exercise price for each option will be established in the discretion of the plan administrator; however, the exercise price per share will be not less than the fair market value of a share on the grant date of the option. Notwithstanding the foregoing, an option may be granted with an exercise price less than the minimum exercise price described above if such option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Internal Revenue Code (the “Code”). Subject to certain limitations, options will be exercisable on such terms as determined by the plan administrator; however, no option will be exercisable after the expiration of ten (10) years after the grant date of such option. Subject to certain limitations, payment of the exercise price will be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the plan administrator, by means of (1) a broker-assisted cashless exercise, (2) tender of stock already owned by the participation or (3) a “net” exercise; (iii) by such other consideration as approved by the plan administrator, or (iv) by any combination thereof. Subject to earlier termination as expressly provided in the Amended Plan and unless otherwise provided by the plan administrator, an option will terminate immediately upon the participant’s termination of service to the extent that it is then unvested and will be exercisable thereafter to the extent it is then vested only during certain time periods set forth in the Amended Plan. Subject to certain limited exceptions, during the lifetime of the participant, an option will be exercisable only by the participant or the participant’s guardian or legal representative.

Stock Appreciation Rights. SARs may be granted in tandem with a related option (a “Tandem SAR”) or may be granted independently of any option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related option. The exercise price for each SAR will be established in the discretion of the plan administrator; however, (a) the exercise price per share subject to a Tandem SAR will be the exercise price per share under the related option and (b) the exercise price per share subject to a Freestanding SAR will be not less than the fair market value of a share on the effective date of grant of the SAR. Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another SAR in a manner that would qualify under the provisions of Section 409A of the Code. The Amended Plan contains certain limitations of the exercisability of Tandem SARs. Freestanding SARs will be exercisable on such terms as will be determined by the plan administrator; however, subject to certain limitations, no Freestanding SAR will be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR. Upon the exercise of a SAR, the participant will be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the fair market value of a share on the date of exercise of the SAR over the exercise price. Payment of such amount will be made (a) in the case of a Tandem SAR, solely in shares and (b) in the case of a Freestanding SAR, in cash, shares, or any combination thereof as determined by the plan administrator. Subject to earlier termination of the SAR as otherwise provided in the Amended Plan and unless otherwise provided by the plan administrator, a SAR will be exercisable after a participant’s termination of service only to the extent and during the applicable time periods described in the Amended Plan. Subject to limited exceptions, during the lifetime of the participant, a SAR will be exercisable only by the participant or the participant’s guardian or legal representative.

Restricted Stock Awards. Restricted stock awards may be granted in the form of either a restricted stock bonus or a restricted stock purchase right. The purchase price for shares issuable under each restricted stock purchase right will be established by the plan administrator. Subject to certain limitations, no monetary payment (other than applicable tax withholding) will be required as a condition of receiving shares pursuant to a restricted stock bonus, the consideration for which will be services actually rendered. Subject to certain exceptions, payment of the purchase price for the number of shares being purchased pursuant to any restricted stock purchase right will be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the plan administrator, or (c) by any combination thereof. Subject to certain limited exceptions, during any period in which shares acquired pursuant to a restricted stock award remain subject to vesting conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of. Subject to certain limited exceptions, during any period in which shares acquired pursuant to a restricted stock award remain subject to vesting conditions, the participant will have all of the rights of a stockholder of the Company holding shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; however, such dividends and distributions will be subject to the same vesting conditions as the shares subject to the restricted stock award with respect to which such dividends or distributions were paid. Unless otherwise provided by the plan administrator, if a participant’s service terminates for any reason, then (a) the Company will have the option to repurchase for the purchase price paid by the participant any shares acquired by the participant pursuant to a restricted stock purchase right which remain subject to vesting conditions as of the date of the termination of service and (b) the participant will forfeit to the Company any shares acquired by the participant pursuant to a restricted stock bonus which remain subject to vesting conditions.

Restricted Stock Units. Subject to limited exceptions, no monetary payment (other than applicable tax withholding, if any) will be required as a condition of receiving an RSU award, the consideration for which will be services actually rendered. Participants will have no voting rights with respect to shares represented by RSUs until the date of the issuance of such shares. However, the plan administrator may provide in the award agreement evidencing any RSU award that the participant will be entitled to dividend equivalent rights with respect to the payment of cash dividends on stock. Such cash amount or additional RSUs will be subject to the same terms and conditions and will be settled in the same manner and at the same time as the RSUs originally subject to the RSU award. Unless otherwise provided by the plan administrator and set forth in the award agreement evidencing an RSU award, if a participant’s service terminates for any reason, then the participant will forfeit to the Company any RSUs pursuant to the award which remain subject to vesting conditions as of the date of the termination of service. Subject to certain limited exceptions, the Company will issue to a participant on the date on which RSUs subject to the participant’s RSU award vest or on such other date determined by the plan administrator one (1) share.

Performance Awards. Performance awards may be granted in the form of either performance shares or performance units. Unless otherwise provided by the plan administrator, each performance share will have an initial monetary value equal to the fair market value of one (1) share, and each Performance unit will have an initial monetary value established by the plan administrator at the time of grant. The plan administrator will establish in writing the applicable performance vesting conditions, subject to certain limitations on performance periods and performance goals described in the Amended Plan. Participants will have no voting rights with respect to shares represented by performance share awards until the date of the issuance of such shares, if any. However, the plan administrator may provide in the award agreement evidencing any performance share award that the participant will be entitled to dividend equivalent rights with respect to the payment of cash dividends. Dividend equivalent rights, if any, will be accumulated and paid to the extent that the related performance shares become nonforfeitable. Settlement of dividend equivalent rights may be made in cash, shares, or a combination thereof as determined by the plan administrator, and may be paid on the same basis as settlement of the related performance share. The Amended Plan contains default provisions applicable to performance based awards upon a participant’s termination of service from which the plan administrator may deviate. The Amended Plan contains certain legacy provisions for performance-based awards, related to exemptions from Section 162(m) of the Code, that are no longer applicable due to the repeal of such exemption under applicable laws.

Cash-based awards and other stock-based awards. Each cash-based award will specify a monetary payment amount or payment range as determined by the plan administrator. Each other stock-based award will be expressed in terms of shares or units based on such shares, as determined by the plan administrator. The plan administrator may impose vesting conditions on such award. Payment or settlement, if any, with respect to a cash-based award or an other stock-based award will be made in accordance with the terms of the award, in cash, shares or other securities or any combination thereof as the plan administrator determines. Participants will have no voting rights with respect to shares represented by other stock-based awards until the date of the issuance of such shares, if any, in settlement of such award. However, the plan administrator may provide in the award agreement evidencing any other stock-based award that the participant will be entitled to dividend equivalent rights with respect to the payment of cash dividends subject to the vesting conditions of such stock-based award. Dividend equivalent rights will not be granted with respect to cash-based awards. Each award agreement evidencing a cash-based award or other stock-based award will set forth the extent to which the participant will have the right to retain such award following termination of the participant’s service.

Effect of Change in Control. In the event of a Change in Control (as defined in the Amended Plan), outstanding awards will be subject to the definitive agreement entered into by the Company in connection with the Change in Control, and the plan administrator may provide for any one or more of the following in connection with such Change in Control: (a) acceleration of the exercisability, vesting and/or settlement of each or any outstanding award or portion thereof and shares acquired pursuant thereto; (b) that the acquiror in the Change in Control will, without the consent of any participant, assume or continue the Company’s rights and obligations under each or any award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award, subject to certain requirements set forth in the Amended Plan; or (c) cancel each or any award in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the plan administrator) of stock subject to such canceled award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, will be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such award. Subject to certain limited exceptions, the Amended Plan provides that in the event of a Change in Control, each outstanding non-employee director award will become immediately exercisable and vested in full, except to the extent assumed, continued or substituted in connection with such Change in Control.

Federal Excise Tax Under Section 4999 of the Code. The Amended Plan contains provisions that allow participants the opportunity to reduce payments under the Amended Plan to avoid tax penalties under Section 4999 of the Code. The Amended Plan does not provide for a tax gross-up related to such tax penalties.

Compliance with Laws. The grant of awards and the issuance of shares pursuant to any award will be subject to compliance with all applicable requirements of applicable laws.

Compliance with Section 409A of the Code. The Amended Plan contains provisions regarding the timing of payments under the Amended Plan intended to ensure that awards will either be exempt from or comply with Section 409A of the Code. However, the Amended Plan provides that the Company makes no representation that awards will be exempt from or comply with Section 409A of the Code.

Tax Withholding. The Company will have the right to deduct from any payments made under the Amended Plan, or to require the participant, through payroll withholding, cash payment or otherwise, to make adequate provision for taxes required by law to be withheld by the Company and its affiliates. The Company will have no obligation to deliver shares, to release shares from an escrow established pursuant to an award agreement, or to make any payment in cash under the Amended Plan until the Company and affiliates’ tax withholding obligations have been satisfied by the participant. The Company will have the right to deduct from the shares issuable to a participant, or to accept from the participant the tender of, a number of whole shares having a fair market value equal to all or any part of the tax withholding obligations of the Company and its affiliates. The Company may require a participant to direct a broker to sell a portion of the shares subject to the award determined by the Company to be sufficient to cover the tax withholding obligations of the Company or its affiliates and to remit an amount equal to such tax withholding obligations to the Company or its affiliates in cash.

Amendment, Suspension or Termination of Amended Plan. The plan administrator may amend, suspend or terminate the Amended Plan at any time. However, without the approval of the Company’s stockholders, there will be (a) no increase in the maximum aggregate number of shares that may be issued under the Amended Plan (except pursuant to the adjustment provisions set forth in the Amended Plan), (b) no change in the class of persons eligible to receive incentive stock options, and (c) no other amendment of the Amended Plan that would require approval of the Company’s stockholders under any applicable law. No amendment, suspension or termination of the Amended Plan will affect any then outstanding award unless expressly provided by the plan administrator. Subject to certain limited exceptions, no amendment, suspension or termination of the Amended Plan may have a materially adverse effect on any then outstanding award without the consent of the participant.

Repurchase Rights. Shares issued under the Amended Plan may be subject to one or more repurchase options, or other conditions and restrictions, as determined by the plan administrator at the time the award is granted. The Company will have the right to assign at any time any repurchase right it may have.

Forfeiture Events. The plan administrator may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, will reimburse the Company for certain amounts specified in the Amended Plan.

Rights as a Stockholder. A participant will have no rights as a stockholder with respect to any shares covered by an award until the date of the issuance of such shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as expressly provided in the Amended Plan.

Transferability. Subject to limited exceptions, awards may not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the participant or the participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

Beneficiary Designation. Subject to local laws and procedures and certain requirements set forth in the Amended Plan, each participant may designate a beneficiary who is to receive any benefit under the Amended Plan to which the participant is entitled in the event of such participant’s death before he or she receives any or all of such benefit. If a participant dies without an effective designation of a beneficiary who is living at the time of the participant’s death, the Company will pay any remaining unpaid benefits to the participant’s legal representative.

No Constraint on Corporate Action. Nothing in the Amended Plan will be construed to: (a) limit the Company’s or its affiliates’ rights to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or an affiliate to take any action which such entity deems to be necessary or appropriate.

Unfunded Obligation. Participants will have the status of general unsecured creditors of the Company. Neither the Company nor any affiliate will be required to segregate any monies, or to create any trusts, or establish any special accounts.

Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Amended Plan and each award agreement will be governed by the laws of the State of California, without regard to its conflict of law rules.

Summary of U.S. Federal Income Tax Consequences

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of equity awards granted under the Amended Plan. Tax consequences for any particular individual may be different. As the rules governing the tax treatment of such awards are quite technical, the following discussion of tax consequences is necessarily general in nature and does not purport to be complete. In addition, statutory provisions and their interpretations are subject to change, and their application may vary in individual circumstances. This discussion does not address the tax consequences under applicable state and local law.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and the Company will not be entitled to any deduction for federal income tax purposes. However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes of the alternative minimum tax rules.

Nonqualified Stock Options. A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the exercised shares on such date exceeds the exercise price for those shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonqualified stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. Any ordinary income recognized by the participant upon exercising a nonqualified stock option generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. No tax deduction is available to the Company with respect to the grant of a nonqualified stock option or the sale of the shares acquired through the exercise of the nonqualified stock option.

Stock Appreciation Rights. In general, no taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant generally will recognize ordinary income equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss. Any ordinary income recognized by the participant upon exercising a SAR should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code. No tax deduction is available to the Company with respect to the grant of a SAR or the sale of the shares acquired through the exercise of the SAR.

Restricted Stock Awards. A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date, reduced by any amount paid by the participant for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss. Any ordinary income recognized by the participant should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit Awards. There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs generally will recognize ordinary income equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. Any ordinary income recognized by the participant should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

Performance-Based Awards; Cash Awards; Other Stock-Based Awards. A participant generally will recognize no income upon the grant of a performance-based award, cash award or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss. Any ordinary income recognized by the participant should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

Section 409A. Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Amended Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A of the Code violates the provisions of Section 409A of the Code, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, plus interest.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may not be deductible by us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the Amended Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonqualified stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. The Amended Plan contains certain legacy provisions for performance-based awards, related to exemptions from Section 162(m) of the Code, that are no longer applicable due to the repeal of such exemption under applicable laws.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE AMENDED PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to our equity compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	564,122(1)	$25.90	3,141,211(2)
Equity compensation plans not approved by security holders	None	N/A	None
Total	564,122	$25.90	3,141,211

(1)	Represents 564,122 options under our 2017 Plan.

(2)	Represents 3,141,211 shares available for grant under the 2017 Plan.

New Plan Benefits. No awards have been made under the Amended Plan. No awards have been granted that are contingent on the approval of the Amended Plan. Future grants under the Amended Plan are not determinable and will be granted at the sole discretion of the Board, or other delegated persons. We cannot determine at this time either the persons who will receive awards under the Amended Plan or the amount or types of any such awards

Historical Awards. Since the inception of the 2017 Plan, the following individuals and groups have received awards covering the number of shares indicated: Phillip W. Oldridge (253,758 shares); Susan M. Emry (125,433 shares); Franklin Lim (21,878 shares); all current executive officers as a group (493,758 shares); all current directors who are not executive officers as a group (101,490 shares); Jason Maddox (100,000 shares); each associate of any of such directors, executive officers or nominees (0 shares); each other person who received or is to receive 5 percent of such awards (0 shares); and all employees, including all current officers who are not executive officers, as a group (15,378 shares).

Certain Interests of Executive Officers and Directors. In considering the recommendation of the Board with respect to the Amended Plan, stockholders should be aware that members of the Board and our executive officers are eligible to receive awards under the Amended Plan, including the award described in the New Plan Benefits table above and, accordingly, may from time to time have interests that present them with conflicts of interest in connection with this proposal to approve the Amended Plan.

Registration with the SEC. We intend to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 covering the shares reserved for issuance under the Amended Plan.

Required Vote. In order to be adopted, the Amended Plan must be approved by the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter. Stockholders may direct that their votes be cast for or against the proposal, or stockholders may abstain from this proposal. Broker non-votes will have no effect on the outcome of this Proposal 4, and abstentions will have the same effect as a vote against this Proposal 4.

The Board unanimously recommends that the stockholders vote FOR approval of the Amended Plan.

DIRECTOR COMPENSATION

Director Compensation Table for Year Ended December 31, 2024

Directors who are also our employees receive no additional compensation for their service as a director. During the year ended December 31, 2024, our directors who also served as employees were Mr. Oldridge, our Chief Executive Officer, and Mr. Maddox, our current President and Interim Chief Financial Officer.

We have a formal policy pursuant to which our non-employee directors are eligible to receive equity awards and annual cash retainers as compensation for service on our Board and committees of our Board. In 2023 the Compensation Committee worked with a third party consulting firm in evaluating compensation programs among peers to inform the development of compensation for the Board of Directors. The results of this compensation review led the Committee to approve the following annual compensation for Directors and committee Chairs:

●	Board Retainer: $31,000
●	Audit Committee Chair: $12,300
●	Compensation Committee Chair: $9,600
●	Nominating and Governance Committee Chair: $8,000
●	Reimbursement for all directors reasonable expenses incurred during the course of their performance.

2024 Director Compensation Table

The table below sets forth the compensation earned by each of our non-employee directors during the fiscal year ended December 31, 2024:

Name	Fees earned or paid in cash	Option awards(1)	Total
Terri White Elk	$40,600	$30,839	$71,439
Michael A. DiPietro	$43,300	$30,839	$74,139
Melissa Barcellos	$39,000	$30,839	$69,839
Brock J. Pierce	—	—	—

(1) Each of the then serving non-employee directors received 26,302 options (grant date fair value of $30,839) each on March 19, 2024. These options vested immediately. The number of options held by each director at December 31, 2024 was 33,380. The amounts shown in this column represent the aggregate grant date fair value of option awards granted in the year computed in accordance with FASB ASC Topic 718. The grant date fair values have been determined based on the assumptions and methodologies set forth in Note 9 to our financial statements included in Item 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our named directors. Brock J. Pierce resigned as a director of the Company effective December 11, 2024 and did not receive any compensation for his services as a director in 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of November 13, 2025, for:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and nominees for election to our Board;

•	each of our Named Executive Officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, we believe each person identified in the table has sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 13(d) and Section 13(g) of the Securities Act.

On August 6, 2025, we effected a 1-for-10 reverse stock split of our common stock with no change to authorized shares of common stock. All share information presented below and elsewhere in this Proxy Statement has been retroactively adjusted to reflect the stock split.

Applicable percentage ownership in the following table is based on 4,829,515 shares of our common stock outstanding as of November 13, 2025. Shares of our common stock subject to options, warrants or other convertible securities that are currently exercisable or exercisable within 60 days after November 13, 2025 are deemed to be outstanding and to be beneficially owned by the person or entity holding such option, warrant or convertible security for the purpose of computing the number and percentage ownership of outstanding shares of that person or entity. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. Consequently, the denominator for calculating beneficial ownership percentages may be different for each beneficial owner. Except as otherwise noted, the address of each person or entity in the following table is c/o Envirotech Vehicles, Inc., 7510 Ardmore Street, Houston, TX 77054.

Name of Beneficial Owner(1)	Number of Shares	Percent of
Directors and Executive Officers:
Phillip W. Oldridge(2)	304,619	6.0%
Melissa Barcellos(3)	43,259	*
Michael A. Di Pietro(4)	34,713	*
Terri White Elk(5)	33,830	*
Jason Maddox(6)	410,000	8.3%
Susan M. Emry(7)	135,933	2.7%
Franklin Lim(8)	10,000	*
All directors and executive officers as a group (7 persons)	966,421	17.8%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise indicated, all shares are owned directly by the beneficial owner.

(2)

Consists of (i) 2,200 shares of our Common Stock held of record by Phillip W. Oldridge, (ii) 48,661 shares owned indirectly through a family relationship and (iii) 253,758 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after November 13, 2025.

(3)

Represents (i) 9,429 shares of our Common Stock held of record by Provident Trust Group FBO Cornelia P. Doherty ROTH IRA, over which Ms. Barcellos has voting and investment control pursuant to a Voting Trust Agreement dated March 20, 2017, (ii) and 33,830 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after November 13, 2025.

(4)

Consists of (i) 883 shares of our Common Stock held of record by Michael A. Di Pietro and (ii) 33,830 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after November 13, 2025.

(5)	Consists of 33,830 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after November 13, 2025.

(6)

Consists of (i) 310,000 shares of our Common Stock held of record by Jason Maddox and (ii) 100,000 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after November 13, 2025.

(7)

Consists of (i) 10,500 shares of our Common Stock held of record by Susan M. Emry and (ii) 125,433 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after November 13, 2025.

(8)	Consists of 10,000 shares of our Common Stock underlying options that are currently exercisable or exercisable within 60 days after November 13, 2025.

Change in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

Legal Proceedings

To our knowledge, none of our directors, officers or affiliates, or any 5% or greater stockholder, or any associate of any such directors, officers or affiliates, is a party that is adverse to us in any material legal proceeding.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2024, the Company believes that all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis during the year ended December 31, 2024, except those listed below:

●	January 2, 2024: Melissa Barcellos filed one Form 5 late with respect to one transaction.

●	October 28, 2024: Each of Jason Maddox and Elgin Tracy filed on Form 3 late.

●	November 22, 2024: Brock J. Pierce filed one Form 3 late.

●	January 3, 2025: Jason Maddox reported one Form 4 late with respect to one transaction.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our directors and Named Executive Officers, which are described in the section titled “Executive Compensation,” below we describe transactions since January 1, 2023 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000 or one percent of the average of the Company's total assets at year end for the last two completed fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Beginning in December, 2024, the Company manufactures medical supplies under a subcontractor arrangement with Maddox Defense, a company owned by Jason Maddox, President and Interim Chief Financial Officer of the Company. The Company earned $0 in revenue for the year ended December 31, 2024 and $3,101,993 for the nine months ended September 30, 2025.

The Company has entered into lease agreements with SRI Professional Services, Incorporated (“SRI”), pursuant to which the Company leases equipment used in connection with the operation of its business (the “SRI Equipment Leases”). Phillip W. Oldridge, the Company’s Chief Executive Officer and Chairman of the Board, and a member of its board of directors, serves as an executive officer and a member of the board of directors of SRI. The SRI Equipment Leases provide for the leasing of two vehicles that commenced on January 1, 2020 and the combined rent under such leases is $3,880 per month, and a separate SRI Equipment Lease provides for a trailer lease that commenced on December 1, 2019, under which the rent is $3,891 per month. The total monthly payment obligation of the Company under the SRI Equipment Leases is $7,771.

The Company has also entered into a commercial lease agreement (the “ABCI Office Lease”) with Alpha Bravo Charlie, Inc. (“ABCI”) that commenced on April 1, 2020, for the lease of office space in Porterville, California. Mr. Oldridge is a director of ABCI. The Company paid $60,000 related to the ABCI Office Lease during the year ended December 31, 2024, and $68,400 during the year ended December 31, 2023 and expensed $45,000 for the nine months ended September 30, 2025..

The Company from time to time engages 42Motorsports LTD, the owner of which is a sibling of Phillip W. Oldridge, the Company’s Chief Executive Officer and Chairman of the Board, for engineering consulting services. The Company paid 42Motorsports LTD $150,000 for the year end December 31, 2024 and $75,000 for the nine months ended September 30, 2025, for engineering consulting services.

The Company also expensed $221,000 for the nine months ended September 30, 2025 to Shell Castle LLC, an entity owned by Jason Maddox for services rendered as President and Interim Chief Financial Officer of the Company in lieu of wages. In addition, the Company also expensed $105,000 for the nine months ended September 30, 2025, to Met Consulting LLC, an entity owned by Elgin Tracy for services rendered as Chief Operating Officer of the Company in lieu of wages.

On August 13, 2024, the Company entered into a long-term loan arrangement (the "Oldridge Loan") with Phillip W. Oldridge whereby Mr. Oldridge loaned $300,000 to the Company. The Oldridge Loan carried an interest rate of 8% and matures on January 1, 2026. The Oldridge Loan was paid off in full on December 31, 2024. The amount paid to satisfy the Oldridge Loan was $309,000 of which $9,000 represented accrued interest on the loan.

On October 30, 2024, the Company entered into a membership interest purchase agreement (the “MIPA”) with Maddox Industries, a provider of government contracting solutions based in Puerto Rico, and Jason Maddox, the sole member of Maddox Industries, to acquire all of the outstanding membership interests in Maddox Industries from Mr. Maddox. As consideration for the acquisition of Maddox Industries, at the closing, the Company will issue 3,100,000 shares of the Company’s common stock to Mr. Maddox (the “Stock Consideration”), provided that the number of shares of common stock constituting the Stock Consideration will be reduced by any number of whole shares of common stock exceeding 19.99% of the outstanding shares of common stock as of immediately prior to the closing. As additional consideration for the acquisition, during the six-month period following the closing (the “Earnout Period”), Mr. Maddox will be eligible to receive up to six monthly cash payments in an aggregate amount of up to $1 million (each such monthly payment, an “Earnout Payment”) in accordance with the terms of the MIPA. The Earnout Payment payable to Mr. Maddox for each calendar month during the Earnout Period, if any, will be equal to the aggregate amount of gross revenue received by Maddox Industries in respect of any accounts receivable from any existing customer outstanding as of the closing during such calendar month, provided that all Earnout Payments payable by the Company to Mr. Maddox under the MIPA may not exceed $1 million. On October 20, 2025, the MIPA was amended to extend the Earnout Period to June 17, 2026. The acquisition includes a three-year contract manufacturing agreement to be executed at the Company’s expansive 580,000 square-foot facility in Osceola, Arkansas. On October 20, 2025, the Company and Mr. Maddox agreed to amend the MIPA to extend the Earnout Period to June 17, 2026 (the “Extended Earnout Period”). Any Earnout Payment during the Extended Earnout Period is otherwise subject to the same terms and conditions set forth in the MIPA. No payment has been made through September 30, 2025.

The following table summarizes the expenses incurred by the Company related to the related party transactions for the years ending December 31, 2024 and 2023 and the nine months ended September 30, 2025:

	Year Ended December 31,
	2024	2023
SRI Equipment Leases	$93,248	$93,247
SRI Office Lease	—	13,650
Total SRI	93,248	106,897
ABCI Office leases	60,000	68,400
Payment to Oldridge Loan	309,000	—
42Motorsports LTD	150,000	150,000
Total	$612,248	$325,297

Nine Months Ended September 30
2025
SRI Equipment Leases	$69,936
SRI Office Lease	—
Total SRI	69,936
ABCI Office leases	45,000
Shell Castle LLC	221,000
Met Consulting LLC	105,000
42Motorsports LTD	75,000
Total	$440,936

Policies and Procedures for Related Person Transactions

All future transactions, if any, between us and our officers, directors and principal stockholders and their affiliates, as well as any transactions between us and any entity with which our officers, directors or principal stockholders are affiliated will be reviewed and approved or ratified in accordance with policies and procedures adopted by our board of directors. Such policies and procedures require that related person transactions be reviewed and approved by the Audit Committee or our board of directors or otherwise in accordance with the then applicable SEC rules and regulations governing the approval of such transactions. The Audit Committee and the board of directors have adopted policies and procedures for review of, and standards for approval of related party transactions.

All future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from any unaffiliated third party. Our Audit Committee, comprised of three independent, disinterested members of our board of directors will approve future affiliated transactions, and we will maintain a majority of independent directors on our board of directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUDIT FEES

Independent Registered Public Accounting Firm Fees

Barton CPA, PLLC has served as our independent registered public accounting firm since August 10, 2023. The following table shows the fees that were billed to the Company for audit services provided by Barton CPA, PLLC during the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees(1)	$192,000	$245,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$192,000	$245,000

(1)

Audit Fees consist of professional services rendered in connection with the audit of our annual financial statements, including the audited financial statements presented in our Annual Report on Form 10-K, and the review of our financial statements included in quarterly reports, along with services that are normally provided by the independent registered accountants in connection with statutory and regulatory filings or engagements for those fiscal years and timely review of our quarterly consolidated financial statements.

Pre-Approval Policies and Procedures of the Audit Committee

Consistent with the rules and regulations promulgated by the SEC, the Audit Committee approves the engagement of our independent registered public accounting firm and is also required to pre-approve all audit and non-audit expenses, based on independence, qualifications, and if, appliable, performance. All of the services described above were approved by the Audit Committee in accordance with its procedure.

OTHER MATTERS

Our Board and management do not know of any other matters that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the Proxy Holder will vote on such matters in accordance with his best judgment.

DIRECTOR NOMINEES FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

In accordance with procedures set forth in our amended and restated bylaws, our stockholders may propose nominees for election to our Board only after providing timely written notice to our President. To be timely, a stockholder’s notice to our Company Secretary must be delivered to or mailed and received at our principal executive offices, located at Envirotech Vehicles, Inc., 7510 Ardmore Street, Houston, TX 77054, on or after August 2, 2026, but not later than September 1, 2026. However, if the date of our 2026 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, then notice will need to be received by us not later than the close of business on the later of: (i) the 90th day prior to the 2026 Annual Meeting of Stockholders; or (ii) the 10th day following the date on which we publicly announce the date of the 2026 Annual Meeting of Stockholders.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 31, 2026. However, if the date of the 2026 Annual Meeting of Stockholders is more than 30 calendar days before or more than 30 calendar days after the anniversary date of the Annual Meeting, such information must be provided by the later of the 60th day prior to the 2026 Annual Meeting of Stockholders and the 10th day following the public announcement of the date of the 2026 Annual Meeting of Stockholders.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Notices with respect to two or more stockholders sharing the same address by delivering a single Notice addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers deliver a single Notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice, or if you currently receive multiple Notices and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to the attention of our President at our principal executive offices located at 7510 Ardmore Street, Houston, TX 77054, or by calling us at (870) 970-3355.

IMPORTANT

Your vote at the virtual Annual Meeting is important, no matter how many or how few shares of our common stock you own. Accordingly, please mark, sign, date and return the enclosed Proxy Card and promptly return it in the enclosed postage-paid envelope or vote by calling the toll-free telephone number shown on your Proxy Card or the Notice, or by using Internet voting following the instructions shown on your Proxy Card or the Notice.

Only your latest dated proxy will be counted. Any proxy may be revoked at any time prior to its exercise at the virtual Annual Meeting as described in this Proxy Statement.

Dated: November 17, 2025

Appendix A

ENVIROTECH VEHICLES, INC.

2017 EQUITY INCENTIVE PLAN

(as proposed to be amended)

[NOTE: Strike-out text proposed to be deleted; double-

underlined text proposed to be added.]

	5.4	Nonemployee Director Award Limit	14

6.	Stock Options		14

	6.1	Exercise Price	14

	6.2	Exercisability and Term of Options	14

	6.3	Payment of Exercise Price	14

	6.4	Effect of Termination of Service	15

	6.5	Transferability of Options	17

7.	Stock Appreciation Rights		17

	7.1	Types of SARs Authorized	17

	7.2	Exercise Price	17

	7.3	Exercisability and Term of SARs	17

	7.4	Exercise of SARs	18

	7.5	Deemed Exercise of SARs	18

	7.6	Effect of Termination of Service	18

	7.7	Transferability of SARs	18

8.	Restricted Stock Awards		19

	8.1	Types of Restricted Stock Awards Authorized	19

	8.2	Purchase Price	19

	8.3	Purchase Period	19

	8.4	Payment of Purchase Price	19

	8.5	Vesting and Restrictions on Transfer	19

	8.6	Voting Rights; Dividends and Distributions	20

	8.7	Effect of Termination of Service	20

	8.8	Nontransferability of Restricted Stock Award Rights	20

9.	Restricted Stock Units		21

	9.1	Grant of Restricted Stock Unit Awards	21

	9.2	Purchase Price	21

	9.3	Vesting	21

	9.4	Voting Rights, Dividend Equivalent Rights and Distributions	21

	9.5	Effect of Termination of Service	22

	9.6	Settlement of Restricted Stock Unit Awards	22

	9.7	Nontransferability of Restricted Stock Unit Awards	22

10.	Performance Awards		23

	10.1	Types of Performance Awards Authorized	23

	10.2	Initial Value of Performance Shares and Performance Units	23

	10.3	Establishment of Performance Period, Performance Goals and Performance Award Formula	23

	10.4	Measurement of Performance Goals	24

	10.5	Settlement of Performance Awards	25

	10.6	Voting Rights; Dividend Equivalent Rights and Distributions	27

	10.7	Effect of Termination of Service	27

	10.8	Nontransferability of Performance Awards	28

11.	Cash-Based Awards and Other Stock-Based Awards		28

	11.1	Grant of Cash-Based Awards	28

	11.2	Grant of Other Stock-Based Awards	28

	11.3	Value of Cash-Based and Other Stock-Based Awards	28

	11.4	Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards	29

	11.5	Voting Rights; Dividend Equivalent Rights and Distributions	29

	11.6	Effect of Termination of Service	29

	11.7	Nontransferability of Cash-Based Awards and Other Stock-Based Awards	30

12.	Standard Forms of Award Agreement		30

	12.1	Award Agreements	30

	12.2	Authority to Vary Terms	30

13.	Change in Control		30

	13.1	Effect of Change in Control on Awards	30

	13.2	Effect of Change in Control on Nonemployee Director Awards	31

	13.3	Federal Excise Tax Under Section 4999 of the Code	32

14.	Compliance with Securities Law		32

15.	Compliance with Section 409A		33

	15.1	Awards Subject to Section 409A.The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed	33

	15.2	Deferral and/or Distribution Elections	33

	15.3	Subsequent Elections	34

	15.4	Payment of Section 409A Deferred Compensation	34

16.	Tax Withholding		36

	16.1	Tax Withholding in General	36

	16.2	Withholding in or Directed Sale of Shares	36

17.	Amendment, Suspension or Termination of Plan		37

18.	Miscellaneous Provisions		37

	18.1	Repurchase Rights	37

	18.2	Forfeiture Events	37

	18.3	Provision of Information	38

18.4	Rights as Employee, Consultant or Director	38

18.5	Rights as a Stockholder	38

18.6	Delivery of Title to Shares	38

18.7	Fractional Shares	38

18.8	Retirement and Welfare Plans	39

18.9	Beneficiary Designation	39

18.10	Severability	39

18.11	No Constraint on Corporate Action	39

18.12	Unfunded Obligation	39

18.13	Choice of Law	40

Envirotech Vehicles~~Adomani~~, Inc.

2017 Equity Incentive Plan

(as amended on December 30, 2025)

1.	ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Envirotech Vehicles~~Adomani~~, Inc. 2017 Equity Incentive Plan (the “Plan”) is hereby established effective as of ~~May 23, 2017,~~ the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2.	DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means Envirotech Vehicles~~Adomani~~, Inc., a Delaware corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who, with respect to a Performance Award, is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n) “Director” means a member of the Board.

(o) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(p) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(q) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may also determine the Fair Market Value upon the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(t) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(u) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(v) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(w) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(x) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(y) “Nonemployee Director” means a Director who is not an Employee.

(z) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(aa) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(bb) “Officer” means any person designated by the Board as an officer of the Company.

(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(dd) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ee) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(gg) “Participant” means any eligible person who has been granted one or more Awards.

(hh) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(ii) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(jj) “Performance Award” means an Award of Performance Shares or Performance Units.

(kk) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(ll) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(mm) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(nn) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(oo) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(pp) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Predecessor Plan” means the Company’s 2012 Stock Option and Stock Incentive Plan.

(rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(uu) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(xx) “Section 162(m)” means Section 162(m) of the Code.

(yy) “Section 409A” means Section 409A of the Code.

(zz) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(ccc) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.4.

(ddd) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(eee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(fff) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ggg) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider or a Covered Employee, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine whether an Award granted to a Covered Employee shall be intended to result in Performance-Based Compensation;

(d) to determine the Fair Market Value of shares of Stock or other property;

(e) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(f) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(g) to approve one or more forms of Award Agreement;

(h) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(i) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(j) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(k) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. The Committee shall have the authority, without additional approval by the stockholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs covering the same or a different number of shares but with an exercise price per share equal to the Fair Market Value per share on the new grant date, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof to the Fair Market Value per share on the date of amendment.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.	SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to one million two hundred eight thousand nine hundred ten~~fifteen million~~ (1,208,910~~15,000,000~~) shares, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 20~~18~~26 and on each subsequent January 1 through and including January 1, 20~~27~~35, by a number of shares (the “Annual Increase”) equal to the smaller of (a) three percent (3%) of the number of shares of Stock issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board.

4.3 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

4.4 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Annual Increase, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.5 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5.	ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.4, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed one million two hundred eight thousand nine hundred ten~~fifteen million~~ (1,208,910~~15,000,000~~) shares, cumulatively increased on January 1, 20~~18~~26 and on each subsequent January 1, through and including January 1, 20~~27~~35, by a number of shares equal to the smaller of the Annual Increase determined under Section 4.2 or two million two hundred thousand (2,200,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4 Nonemployee Director Award Limit. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the United States) of all Awards granted to any Nonemployee Director during any fiscal year of the Company, taken together with any cash compensation paid to such Nonemployee Director during such fiscal year, shall not exceed $300,000.

6.	STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.	STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8.	RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9.	RESTRICTED STOCK UNITS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10.	PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Performance Award intended to result in the payment of Performance-Based Compensation to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project; and

(xxix) completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11.	CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12.	STANDARD FORMS OF AWARD AGREEMENT.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13.	CHANGE IN CONTROL.

13.1 Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.

14.	COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.	COMPLIANCE WITH SECTION 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1⁄2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16.	TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17.	AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3 and 4.4), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.	MISCELLANEOUS PROVISIONS.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.

18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned officer of the Company certifies that the foregoing sets forth the Envirotech Vehicles~~Adomani~~, Inc. 2017 Equity Incentive Plan, as amended, as duly adopted by the Board on November 17, 2025.

Phillip W. Oldridge Chairman and Chief Executive Officer

ENVIROTECH VEHICLES, INC.

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 30, 2025 AT 9:00 AM PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Envirotech Vehicles, Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint each of Phillip Oldridge, Jason Maddox, and Elgin Tracy proxy, with power of substitution, for and in the name of the undersigned to attend the 2025 annual meeting of stockholders of the Company to be held at HTTPS://EDGE.MEDIA-SERVER.COM/MMC/GO/EVTV2025AGM, on Tuesday, December 30, 2025 beginning at 9:00 AM, Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

This proxy, when properly executed, will be voted in the manner directed herein.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/EVTV
PHONE:	1-866-752-VOTE(8683)

→ **Please ensure you fold then detach and retain this portion of this Proxy** ←

ANNUAL MEETING OF THE STOCKHOLDERS OF ENVIROTECH VEHICLES, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	FOR	WITHHOLD	
Election of Directors:				
Jason Maddox		☐	☐	

CONTROL ID:

REQUEST ID:

Proposal 3	→	FOR	AGAINST	ABSTAIN
To approve, on a non-binding advisory basis, the compensation paid to our Named Executive Officers in fiscal year 2024.		☐	☐	☐

Note

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ **New Address (if applicable):**

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THE BOARD OF DIRECTORS RECOMMENDS VOTING 'FOR' THE DIRECTOR NOMINEE NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, AND 4.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2025

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)